UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 27, 2017

Wells Real Estate Fund XIII, L.P.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-49633	58-2438244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 Triangle Pkwy., Suite 320 Peachtree Corners, Georgia	30092-2584
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 243-4600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of 8560 Upland Drive

On July 27, 2017, Wells Fund XIII-REIT Joint Venture Partnership (“Fund XIII-REIT Associates”), a joint venture partnership between Wells Real Estate Fund XIII, L.P. (the “Registrant”) and Piedmont Operating Partnership, LP, sold two connected one-story office and assembly buildings containing approximately 149,000 rentable square feet and located in Englewood, Colorado (“8560 Upland Drive”) to Hendricks Commericial Properties, LLC, an unaffiliated third party, for a gross sales price of $17,600,000, exclusive of closing costs. The Registrant holds an equity interest of approximately 28.11% in Fund XIII-REIT Associates, which owned 100% of 8560 Upland Drive.

As a result of the sale, Fund XIII-REIT Associates received net sale proceeds of approximately $17,173,000, of which approximately $4,827,000 is allocable to the Registrant, and recognized a gain on sale of approximately $5,140,000 of which approximately $1,445,000 is allocable to the Registrant. The gain on sale may be adjusted should additional information become available in subsequent periods.

Item 9.01.    Financial Statements and Exhibits

(b)
Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of March 31, 2017	F-2
Pro Forma Statement of Operations for the three months ended March 31, 2017	F-3
Pro Forma Statement of Operations for the year ended December 31, 2016	F-4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIII, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

By:	WELLS CAPITAL, INC. General Partner

By:	/s/ Randy A. Simmons Randy A. Simmons Senior Vice President

Date: August 2, 2017

WELLS REAL ESTATE FUND XIII, L.P.
(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2016, and in its quarterly report filed on Form 10-Q for the three months ended March 31, 2017.

The following unaudited pro forma balance sheet as of March 31, 2017 has been prepared to give effect to the July 27, 2017 sale of 8560 Upland Drive by Wells Fund XIII-REIT Joint Venture Partnership (“Fund XIII-REIT Associates”), a joint venture partnership between the Registrant and Piedmont Operating Partnership, LP, as if the disposition and distribution of net sale proceeds therefrom had occurred on March 31, 2017. The Registrant holds an equity interest of approximately 28.11% in Fund XIII-REIT Associates, which owned 100% of 8560 Upland Drive.

The following unaudited pro forma statements of operations for the three months ended March 31, 2017 and the year ended December 31, 2016 have been prepared to give effect to the sale of 8560 Upland Drive as if the disposition had occurred on January 1, 2016.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the disposition of 8560 Upland Drive had been consummated as of January 1, 2016. Specifically, the accompanying pro forma statements of operations do not include the Registrant's portion of the nonrecurring gain or loss on sale that would have been recognized if the aforementioned property sale had occurred on January 1, 2016.

WELLS REAL ESTATE FUND XIII, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET
MARCH 31, 2017
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Assets:
Investment in joint venture	$2,993,030	$(2,993,030)	(b)	$—
Cash and cash equivalents	3,692,912	4,486,530	(c)	8,179,442
Other assets	34,180	—		34,180
Total assets	$6,720,122	$1,493,500		$8,213,622

Liabilities:
Accounts payable and accrued expenses	$33,665	$—		$33,665
Due to affiliates	35,536	—		35,536
Total liabilities	69,201	—		69,201

Partners' Capital:
Limited partners:
Class A - 3,213,008 units outstanding	6,650,921	851,267	(d)	7,502,188
Class B - 559,040 units outstanding	—	642,233	(d)	642,233
General partners	—	—		—
Total partners' capital	6,650,921	1,493,500		8,144,421
Total liabilities and partners' capital	$6,720,122	$1,493,500		$8,213,622

(a)
Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q for the three months ended March 31, 2017.

(b)	Reflects the GAAP-basis of the Registrant's investment in Fund XIII-REIT Associates as of March 31, 2017.

(c)	Reflects the Registrant's proportionate share of the assumed distribution of net proceeds from Fund XIII-REIT Associates as a result of the sale of 8560 Upland Drive.

(d)
Reflects the Registrant's proportionate share of the pro forma gain allocated from the sale of 8560 Upland Drive. The allocation of gain between the limited and general partners is made in accordance with the terms of the Registrant's partnership agreement.

WELLS REAL ESTATE FUND XIII, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2017

		Pro Forma Adjustments
	Historical(a)	8560 Upland Drive		Pro Forma Total
Equity in Income (Loss) of Joint Venture	$4,309	$(4,707)	(b)	$(398)

General and Administrative Expenses	128,736	—		128,736
Net Loss	$(124,427)	$(4,707)		$(129,134)

Net Loss Allocated To:
Class A Limited Partners	$(124,427)	$(4,660)		$(129,087)
Class B Limited Partners	$—	$(47)		$(47)
General Partners	$—	$—		$—

Net Loss Per Weighted-Average Limited Partner Unit:
Class A	$(0.04)	$—		$(0.04)
Class B	$—	$—		$—

Weighted-Average Limited Partner Units Outstanding:
Class A	3,213,008			3,213,008
Class B	559,040			559,040

(a)	Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the three months ended March 31, 2017.

(b)
Reflects an adjustment to equity in income (loss) of Fund XIII-REIT Associates incurred by the Registrant related to 8560 Upland Drive for the three months ended March 31, 2017. The pro forma adjustment represents the Registrant's pro rata share of operating expenses, management and leasing fees, depreciation and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of 8560 Upland Drive if the transaction had occurred on January 1, 2016.

WELLS REAL ESTATE FUND XIII, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

		Pro Forma Adjustments
	Historical(a)	8560 Upland Drive		Pro Forma Total
Equity in Income (Loss) of Joint Venture	$141,341	$(152,772)	(b)	$(11,431)

General and Administrative Expenses	366,135	—		366,135
Net Loss	$(224,794)	$(152,772)		$(377,566)

Net Loss Allocated To:
Class A Limited Partners	$(223,257)	$(151,244)		$(374,501)
Class B Limited Partners	$—	$(1,528)		$(1,528)
General Partners	$(1,537)	$—		$(1,537)

Net Loss Per Weighted-Average Limited Partner Unit:
Class A	$(0.07)	$(0.05)		$(0.13)
Class B	$—	$—		$—

Weighted-Average Limited Partner Units Outstanding:
Class A	3,213,008			3,213,008
Class B	559,040			559,040

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2016.

(b)
Reflects an adjustment to equity in income (loss) of Fund XIII-REIT Associates incurred by the Registrant related to 8560 Upland Drive for the year ended December 31, 2016. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization, and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of 8560 Upland Drive if the transactions had occurred on January 1, 2016.

F-4